UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2005



                              PIER 1 IMPORTS, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-7832                75-1729843
---------------------------      -----------------------  ----------------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                            Identification Number)


                    100 Pier 1 Place, Fort Worth, Texas 76102
          -------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (817) 252-8000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written Communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 28, 2005, Pier 1 Imports, Inc. (the "Company") entered in to an Employment Agreement (the "Agreement") with Gregory S. Humenesky. Pursuant to the Agreement, Mr. Humenesky will serve as the Company's Executive Vice President, Human Resources. Subject to the parties' respective termination rights set forth in the Agreement, the Agreement will expire on February 29, 2008. During the term of the Agreement, if Mr. Humenesky is terminated without"Cause" or resigns due to the Company's "Breach" of the Agreement, as those terms are defined in the Agreement, he is entitled to severance pay equal to nine months of his base salary.


Item 9.01  Financial Statements and Exhibits

Exhibit 10.1 Employment Agreement between Pier 1 Imports, Inc. and Gregory S. Humenesky



                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    March 2, 2005           PIER 1 IMPORTS, INC.


                                 By:   /s/  J. Rodney Lawrence
                                      ---------------------------------------
                                       J. Rodney Lawrence, Executive Vice
                                       President and Secretary

                                  Exhibit Index

Exhibit Number  Description
--------------  -----------
Ex-10.1         Employment Agreement between Pier 1 Imports, Inc. and
                Gregory S. Humenesky